Exhibit 99.1

Contact Information:

Investors:	Media:
Brainerd Communicators, Inc.	Stacie Sherer
Corey Kinger	(212) 589-2737
(212) 986-6667	stacie.sherer@weightwatchers.com
kinger@braincomm.com

WEIGHT WATCHERS ANNOUNCES THIRD QUARTER 2016 RESULTS

•	Revenues in Q3 2016 up 3% year-over-year to $281 million

•	Q3 2016 EPS of $0.53 compared to $0.38 in the prior year period

•	Q3 2016 End of Period Subscribers up 10% year-over-year to 2.8 million

•	Total Paid Weeks in Q3 2016 up 7% year-over-year

•	Operating Income in Q3 2016 up 6% year-over-year to $67 million

•	Full year 2016 EPS guidance updated to a range of $0.95 to $1.05

NEW YORK, N.Y., November 3, 2016 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the third quarter of fiscal 2016 and updated its full year fiscal 2016 earnings guidance.

“We’ve seen a great response to our fall campaign and in Q3 we achieved our highest year-over-year percentage growth in recruitment so far this year. We continue to see positive reactions to our Beyond the Scale program, and we look forward to generating even more interest in Weight Watchers with our upcoming winter marketing campaign featuring Oprah Winfrey,” said Nick Hotchkin, the Company’s CFO and Member, Interim Office of the CEO.

Ray Debbane, the Chairman of the Company’s Board of Directors, stated, “The search for our next CEO is progressing well. We are pleased that the Members of the Interim Office of the CEO are deeply involved in the business and providing strong leadership during the transition. They, together with our management team, continue to advance the Company’s transformation progress and momentum.”

Q3 2016 Consolidated Results

(in millions except percentages, per share amounts, and as noted)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	October 1, 2016	October 3, 2015
Service Revenues, net	$232.6	$224.2	3.8%	4.8%
Product Sales and Other, net	48.2	49.2	(1.9)%	0.1%

Revenues, net	$280.8	$273.3	2.7%	4.0%
Operating Income	$66.8	$63.1	5.8%	6.7%
Adjustments
Restructuring Charges	—	1.1

Adjusted Operating Income	$66.8	$64.2	4.1%	4.9%
Net Income*	$34.7	$21.8	59.1%	61.2%
EPS	$0.53	$0.38	38.3%	40.2%
Total Paid Weeks	38.0	35.5	6.8%	N/A
Meeting(1) Paid Weeks	17.0	15.8	7.7%	N/A
Online(2) Paid Weeks	21.0	19.8	6.1%	N/A
End of Period Subscribers(3) (in thousands)	2,833.6	2,573.3	10.1%	N/A
Meeting Subscribers (in thousands)	1,218.4	1,104.0	10.4%	N/A
Online Subscribers (in thousands)	1,615.2	1,469.3	9.9%	N/A
Attendance	7.5	7.4	1.3%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

(1)	“Meetings” refers to monthly commitment plan subscribers, “pay-as-you-go” members, Total Access subscribers and other meetings members.
(2)	“Online” refers to Weight Watchers Online, Weight Watchers OnlinePlus, Personal Coaching and other digital subscription products.
(3)	“Subscribers” refers to meetings members and Online subscribers who participate in recurring billing programs, such as the Company’s monthly commitment plans for its meetings business.

*	Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Q3 2016 Business and Financial Highlights

•	End of Period Subscribers for Q3 2016 were up 10.1% versus the prior year period, primarily driven by continued recruitment growth in North America where End of Period Subscribers increased 14.5%. Global Q3 2016 End of Period Meeting Subscribers were up 10.4% and End of Period Online Subscribers were up 9.9% versus the prior year period.

•	Total Paid Weeks in Q3 2016 were up 6.8% versus the prior year period, with a Meeting Paid Weeks increase of 7.7% and an Online Paid Weeks increase of 6.1%. These gains were led by growth in North America where Total Paid Weeks grew 10.4%.

•	Revenues in Q3 2016 were $280.8 million. On a constant currency basis, revenues increased 4.0% versus the prior year period.

¡	Service Revenues in Q3 2016 were $232.6 million. On a constant currency basis, these revenues increased 4.8% versus the prior year period. This increase was driven by growth in North America of 8.0%, which was partially offset by declines in international markets.

¡	Product Sales and Other in Q3 2016 were $48.2 million. On a constant currency basis, these revenues increased 0.1% versus the prior year period. This increase was driven by growth in North America of 6.3%, which was offset by declines in international markets.

•	Operating Income in Q3 2016 was $66.8 million. On a constant currency basis, operating income increased 6.7% versus the prior year period. Q3 2016 Adjusted Operating Income, which excludes the impact of restructuring charges in the prior year period, increased 4.9% on a constant currency basis versus the prior year period. These increases were primarily driven by higher subscriber volumes in the quarter versus the prior year period.

•	Tax Rate in Q3 2016 was 10.3%, as compared to 33.1% in the prior year period, primarily driven by one-time items. The lower tax rate in the quarter was driven by net tax incentives primarily relating to the Company’s investments in technology in prior years. These benefits were partially offset by out-of-period adjustments.

•	Net Income was $34.7 million in Q3 2016 compared to $21.8 million in the prior year period.

•	Earnings per fully diluted share (EPS) was $0.53 in Q3 2016 compared to $0.38 in the prior year period.

Certain Items Affecting Year-Over-Year Comparability

Q3 2016 results benefitted from a lower tax rate in the quarter, primarily driven by the net tax incentives related to prior-year technology investments partially offset by out-of-period adjustments. The net impact of these items positively impacted Q3 2016 EPS by $0.13 per fully diluted share.

Q3 2016 had a higher share count as compared to Q3 2015 which negatively impacted Q3 2016 EPS by $0.08 per fully diluted share.

Q3 2015 results were negatively impacted by restructuring charges of $1.1 million ($0.01 per fully diluted share) in connection with the Company’s previously disclosed 2015 restructuring plan.

Other Items

•	Cash balance was $99.0 million as of the end of Q3 2016.

•	Revolving Credit Facility: During Q3 2016, the Company paid down the $48.0 million outstanding on its revolving credit facility. This revolving credit facility remains available to be used for working capital and general corporate purposes.

Full Year Fiscal 2016 Earnings Guidance

The Company is updating its full year fiscal 2016 earnings guidance to between $0.95 and $1.05 per fully diluted share.

Third Quarter 2016 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, management will discuss the third quarter 2016 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Operating income and operating income margin, gross profit and gross profit margin, and selling, general and administrative expenses are discussed in this release both as reported (on a GAAP basis) and, with respect to the third quarter of fiscal 2015, as adjusted (on a non-GAAP basis), to exclude the impact of charges associated with the Company’s previously disclosed 2015 plan to restructure its organization. Earnings before interest, taxes, depreciation, amortization and stock-based compensation (EBITDAS) is presented in the attachments to this release. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading commercial provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds more than 32,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. Weight Watchers provides innovative, digital weight management products through its websites, mobile sites and apps. Weight Watchers is the leading provider of paid digital subscription weight management products in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services and products to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees, suppliers and other partners; the impact of the Company’s debt service obligations and restrictive debt covenants; the inability to refinance the Company’s debt obligations on favorable terms or at all; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the impact of security breaches or privacy concerns; the recognition of asset impairment charges; the loss of key personnel, strategic partners, or consultants or failure to effectively manage and motivate the Company’s workforce; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political and social risks and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., who effectively controls the Company, will conflict with other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	October 1, 2016	January 2, 2016

ASSETS
Current assets	$215.1	$351.5
Property and equipment, net	51.8	58.2
Goodwill, franchise rights and other intangible assets, net	980.0	973.0
Other assets	14.5	11.5

TOTAL ASSETS	$1,261.4	$1,394.2

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$313.7	$503.1
Long-term debt	1,985.1	1,996.3
Deferred income taxes, other	190.9	180.5

TOTAL LIABILITIES	$2,489.7	$2,679.9

Redeemable noncontrolling interest	4.8	4.5

Shareholders’ deficit	(1,233.1)	(1,290.2)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,261.4	$1,394.2

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	October 1, 2016	October 3, 2015
Services revenues, net (1)	$232.6	$224.2
Product sales and other, net (2)	48.2	49.2

Revenues, net	280.8	273.3

Cost of services (3)	111.5	114.0
Cost of product sales and other (4)	25.0	22.7

Cost of revenues	136.5	136.7

Gross profit	144.3	136.6
Marketing expenses	30.1	27.2
Selling, general and administrative expenses	47.4	46.4

Operating income	66.8	63.1
Interest expense	28.3	30.1
Other (income) expense, net	(0.1)	0.4

Income before income taxes	38.6	32.6
Provision for income taxes	4.0	10.8

Net income	34.6	21.8
Net loss (income) attributable to the noncontrolling interest	0.0	(0.0)

Net income attributable to Weight Watchers International, Inc.	$34.7	$21.8

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$0.54	$0.38

Diluted	$0.53	$0.38

Weighted average common shares outstanding:
Basic	63.8	57.1

Diluted	65.8	57.3

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and net “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s monthly commitment plans for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s Total Access product. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(2)	Consists of sales of products to members in meetings and Online, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and Internet cost of revenues excluding Internet advertising costs.
(4)	Consists of meetings cost of product, Internet advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Nine Months Ended
	October 1, 2016	October 3, 2015
Services revenues, net (1)	$727.9	$724.5
Product sales and other, net (2)	169.6	180.7

Revenues, net	897.5	905.2

Cost of services (3)	355.9	364.2
Cost of product sales and other (4)	86.5	87.7

Cost of revenues	442.5	451.9

Gross profit	455.0	453.3
Marketing expenses	157.8	154.8
Selling, general and administrative expenses	143.2	146.8

Operating income	154.1	151.7
Interest expense	87.0	91.7
Other expense, net	0.4	1.3
Early extinguishment of debt	0.0	(11.4)

Income before income taxes	66.7	70.2
Provision for income taxes	12.4	26.1

Net income	54.3	44.1
Net loss attributable to the noncontrolling interest	0.1	0.1

Net income attributable to Weight Watchers International, Inc.	$54.4	$44.2

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$0.85	$0.78

Diluted	$0.83	$0.77

Weighted average common shares outstanding:
Basic	63.7	57.0

Diluted	65.9	57.2

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and net “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s monthly commitment plans for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s Total Access product. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(2)	Consists of sales of products to members in meetings and Online, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and Internet cost of revenues excluding Internet advertising costs.
(4)	Consists of meetings cost of product, Internet advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	October 1,	October 3,
	2016	2015
Meeting Paid Weeks (in millions) (1)
North America	11.3	9.9
UK	2.4	2.6
CE	2.6	2.7
Other (2)	0.6	0.6

Total Meeting Paid Weeks	17.0	15.8

Online Paid Weeks (in millions) (1)
North America	13.4	12.6
UK	1.5	1.6
CE	5.4	5.1
Other (2)	0.5	0.5

Total Online Paid Weeks	21.0	19.8

Total Paid Weeks (in millions) (1)
North America	24.8	22.4
UK	4.0	4.2
CE	8.0	7.8
Other (2)	1.2	1.1

Total Paid Weeks	38.0	35.5

End of Period Meeting Subscribers (in thousands) (3)
North America	810.6	682.9
UK	178.3	180.8
CE	196.5	211.8
Other (2)	33.0	28.5

Total End of Period Meeting Subscribers	1,218.4	1,104.0

End of Period Online Subscribers (in thousands) (3)
North America	1,036.1	929.8
UK	122.8	120.2
CE	414.8	382.7
Other (2)	41.6	36.6

Total End of Period Online Subscribers	1,615.2	1,469.3

Total End of Period Subscribers (in thousands) (3)
North America	1,846.6	1,612.7
UK	301.1	301.1
CE	611.3	594.5
Other (2)	74.5	65.0

Total End of Period Subscribers	2,833.6	2,573.3

Attendance (in millions)
North America	5.0	4.5
UK	1.1	1.3
CE	1.0	1.1
Other (2)	0.3	0.4

Total Attendance	7.5	7.4

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks, in each case for a given period.
(2)	Represents Asia Pacific and emerging markets.
(3)	The “End of Period Subscribers” metric reports Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Meeting Subscribers” is the total Weight Watchers monthly commitment plan subscribers (including Total Access); (ii) “End of Period Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching subscribers; and (iii) “End of Period Subscribers” is the sum of End of Period Meeting Subscribers and End of Period Online Subscribers, in each case at a given period end.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Nine Months Ended
	October 1,	October 3,
	2016	2015
Meeting Paid Weeks (in millions) (1)
North America	35.0	31.4
UK	7.8	8.3
CE	8.4	9.0
Other (2)	1.9	1.8

Total Meeting Paid Weeks	53.2	50.5

Online Paid Weeks (in millions) (1)
North America	42.2	40.0
UK	4.7	5.1
CE	16.5	16.4
Other (2)	1.7	1.4

Total Online Paid Weeks	65.1	63.0

Total Paid Weeks (in millions) (1)
North America	77.2	71.5
UK	12.5	13.4
CE	25.0	25.4
Other (2)	3.6	3.3

Total Paid Weeks	118.3	113.6

End of Period Meeting Subscribers (in thousands) (3)
North America	810.6	682.9
UK	178.3	180.8
CE	196.5	211.8
Other (2)	33.0	28.5

Total End of Period Meeting Subscribers	1,218.4	1,104.0

End of Period Online Subscribers (in thousands) (3)
North America	1,036.1	929.8
UK	122.8	120.2
CE	414.8	382.7
Other (2)	41.6	36.6

Total End of Period Online Subscribers	1,615.2	1,469.3

Total End of Period Subscribers (in thousands) (3)
North America	1,846.6	1,612.7
UK	301.1	301.1
CE	611.3	594.5
Other (2)	74.5	65.0

Total End of Period Subscribers	2,833.6	2,573.3

Attendance (in millions)
North America	17.0	14.9
UK	4.1	4.5
CE	3.9	4.5
Other (2)	1.0	1.2

Total Attendance	26.1	25.0

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks, in each case for a given period.
(2)	Represents Asia Pacific and emerging markets.
(3)	The “End of Period Subscribers” metric reports Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Meeting Subscribers” is the total Weight Watchers monthly commitment plan subscribers (including Total Access); (ii) “End of Period Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching subscribers; and (iii) “End of Period Subscribers” is the sum of End of Period Meeting Subscribers and End of Period Online Subscribers, in each case at a given period end.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2016 Variance
						2016
						Constant
	Q3 2016			Q3 2015	2016	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2015	2015
Selected Financial Data
Consolidated Company Revenues	$280.8	$3.4	$284.2	$273.3	2.7%	4.0%
Consolidated Meeting Fees (1)	$147.9	$1.8	$149.7	$139.5	6.1%	7.3%
Consolidated Online Subscription Revenues (2)	$84.6	$0.6	$85.3	$84.7	-0.1%	0.7%
Consolidated Service Revenues (3)	$232.6	$2.4	$235.0	$224.2	3.8%	4.8%
Consolidated Product Sales and Other (4)	$48.2	$1.0	$49.2	$49.2	-1.9%	0.1%

North America
Meeting Fees (1)	$107.6	$(0.0)	$107.6	$95.3	12.9%	12.8%
Online Subscription Revenues (2)	$57.9	$(0.0)	$57.9	$58.0	-0.1%	-0.1%
Service Revenues (3)	$165.5	$(0.1)	$165.5	$153.3	8.0%	7.9%
Product Sales and Other (4)	$27.4	$(0.0)	$27.3	$25.7	6.3%	6.2%
Total Revenues	$192.9	$(0.1)	$192.8	$179.1	7.7%	7.7%

UK
Meeting Fees (1)	$12.6	$2.3	$14.9	$15.9	-20.7%	-6.5%
Online Subscription Revenues (2)	$4.6	$0.8	$5.5	$5.5	-16.0%	-1.0%
Service Revenues (3)	$17.3	$3.1	$20.4	$21.5	-19.5%	-5.1%
Product Sales and Other (4)	$6.2	$1.1	$7.3	$8.3	-25.5%	-12.2%
Total Revenues	$23.5	$4.2	$27.7	$29.8	-21.1%	-7.1%

CE
Meeting Fees (1)	$21.3	$(0.0)	$21.3	$22.6	-5.7%	-5.9%
Online Subscription Revenues (2)	$19.3	$(0.0)	$19.2	$18.7	3.0%	2.8%
Service Revenues (3)	$40.6	$(0.1)	$40.5	$41.3	-1.8%	-2.0%
Product Sales and Other (4)	$10.1	$(0.0)	$10.1	$10.7	-5.2%	-5.3%
Total Revenues	$50.7	$(0.1)	$50.6	$52.0	-2.5%	-2.6%

Other (5)
Meeting Fees (1)	$6.4	$(0.4)	$6.0	$5.6	13.9%	6.7%
Online Subscription Revenues (2)	$2.8	$(0.1)	$2.6	$2.4	13.6%	8.3%
Service Revenues (3)	$9.2	$(0.5)	$8.6	$8.1	13.8%	7.2%
Product Sales and Other (4)	$4.6	$(0.1)	$4.5	$4.5	2.9%	0.7%
Total Revenues	$13.8	$(0.6)	$13.1	$12.5	9.9%	4.9%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s monthly commitment plans for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s Total Access product.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“Product Sales” are sales of products to members in meetings and Online, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.
(5)	Represents Asia Pacific, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2016 Variance
						2016
						Constant
	YTD 2016			YTD 2015	2016	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2015	2015
Selected Financial Data
Consolidated Company Revenues	$897.5	$11.1	$908.6	$905.2	-0.8%	0.4%
Consolidated Meeting Fees (1)	$464.3	$6.1	$470.5	$453.3	2.4%	3.8%
Consolidated Online Subscription Revenues (2)	$263.6	$2.1	$265.7	$271.2	-2.8%	-2.0%
Consolidated Service Revenues (3)	$727.9	$8.3	$736.2	$724.5	0.5%	1.6%
Consolidated Product Sales and Other (4)	$169.6	$2.8	$172.4	$180.7	-6.1%	-4.6%

North America
Meeting Fees (1)	$334.2	$1.2	$335.4	$307.3	8.8%	9.1%
Online Subscription Revenues (2)	$183.7	$0.6	$184.3	$186.3	-1.4%	-1.1%
Service Revenues (3)	$517.9	$1.8	$519.7	$493.6	4.9%	5.3%
Product Sales and Other (4)	$95.4	$0.3	$95.7	$91.8	4.0%	4.2%
Total Revenues	$613.3	$2.1	$615.4	$585.4	4.8%	5.1%

UK
Meeting Fees (1)	$43.1	$4.2	$47.3	$49.9	-13.7%	-5.3%
Online Subscription Revenues (2)	$14.6	$1.5	$16.1	$17.2	-15.0%	-6.4%
Service Revenues (3)	$57.7	$5.7	$63.4	$67.1	-14.0%	-5.6%
Product Sales and Other (4)	$22.4	$2.1	$24.5	$29.8	-24.9%	-17.8%
Total Revenues	$80.1	$7.8	$87.9	$96.9	-17.4%	-9.3%

CE
Meeting Fees (1)	$69.4	$0.0	$69.4	$77.5	-10.5%	-10.4%
Online Subscription Revenues (2)	$57.2	$(0.2)	$57.0	$59.6	-4.1%	-4.4%
Service Revenues (3)	$126.6	$(0.1)	$126.4	$137.1	-7.7%	-7.8%
Product Sales and Other (4)	$36.8	$0.1	$36.9	$43.8	-15.8%	-15.6%
Total Revenues	$163.4	$(0.0)	$163.4	$180.9	-9.7%	-9.7%

Other (5)
Meeting Fees (1)	$17.6	$0.7	$18.4	$18.5	-4.8%	-0.9%
Online Subscription Revenues (2)	$8.1	$0.2	$8.3	$8.1	-0.1%	2.3%
Service Revenues (3)	$25.7	$0.9	$26.7	$26.6	-3.4%	0.1%
Product Sales and Other (4)	$14.9	$0.3	$15.2	$15.3	-2.5%	-0.6%
Total Revenues	$40.7	$1.2	$41.9	$41.9	-3.1%	-0.2%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s monthly commitment plans for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s Total Access product.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“Product Sales” are sales of products to members in meetings and Online, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.
(5)	Represents Asia Pacific, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

							Q3 2016 Variance
									2016 Constant Currency
	Q3 2016			Q3 2015			2016	2016 vs	2016	2016 vs
	GAAP	Currency Adjustment	Constant Currency	GAAP	Adjustment (1)	Adjusted	vs 2015	2015 Adjusted	vs 2015	2015 Adjusted
Selected Financial Data
Gross Profit	$144.3	$1.6	$145.9	$136.6	$(0.0)	$136.6	5.6%	5.7%	6.8%	6.8%
Gross Margin	51.4%		51.3%	50.0%		50.0%

Selling, General and Administrative Expenses	$47.4	$0.4	$47.9	$46.4	$(1.1)	$45.2	2.3%	4.9%	3.3%	5.9%

Operating Income	$66.8	$0.5	$67.3	$63.1	$1.1	$64.2	5.8%	4.1%	6.7%	4.9%
Operating Income Margin	23.8%		23.7%	23.1%		23.5%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the $1.1 million of charges associated with the Company’s previously disclosed 2015 plan to restructure its organization.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

							YTD 2016 Variance
									2016 Constant Currency
	YTD 2016			YTD 2015			2016	2016 vs	2016	2016 vs
	GAAP	Currency Adjustment	Constant Currency	GAAP	Adjustment (1)	Adjusted	vs 2015	2015 Adjusted	vs 2015	2015 Adjusted
Selected Financial Data
Gross Profit	$455.0	$4.9	$459.9	$453.3	$1.7	$454.9	0.4%	0.0%	1.5%	1.1%
Gross Margin	50.7%		50.6%	50.1%		50.3%

Selling, General and Administrative Expenses	$143.2	$1.7	$144.8	$146.8	$(5.4)	$141.4	-2.5%	1.3%	-1.3%	2.4%

Operating Income	$154.1	$0.5	$154.5	$151.7	$7.1	$158.8	1.5%	-3.0%	1.8%	-2.7%
Operating Income Margin	17.2%		17.0%	16.8%		17.5%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the $7.1 million of charges associated with the Company’s previously disclosed 2015 plan to restructure its organization.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS)

UNAUDITED

	Three Months Ended		Nine Months Ended
	October 1, 2016	October 3, 2015	October 1, 2016	October 3, 2015

Net Income	$34.7	$21.8	$54.4	$44.2
Interest	28.3	30.1	87.0	91.7
Taxes	4.0	10.8	12.4	26.1
Depreciation and Amortization	13.4	12.5	39.1	40.7
Stock-based Compensation	(0.6)	2.9	4.4	7.6

EBITDAS	$79.8	$78.1	$197.3	$210.3

Note: Totals may not sum due to rounding.